                          SUPPLEMENT DATED MAY 27, 2003
                         TO PROSPECTUS DATED MAY 1, 2003

              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING THE GUARANTEED RATE OPTIONS ("GROS") THAT ARE CURRENTLY AVAILABLE UNDER THE CONTRACT. THIS SUPPLEMENT MODIFIES THE LANGUAGE IN THE PROSPECTUS AND MODIFIES THE OPTIONS AVAILABLE UNDER THE CONTRACT.

Due to market conditions, effective immediately Integrity is suspending the availability of the Guaranteed Rate Options (GROs) inside the Grandmaster Flex 3 variable annuity.

For new customers GROs are not available as an investment option. We will not accept contributions into any GRO on or after May 27, 2003.

For existing contract owners this change means the following:

1. Additional contributions and transfers to the GROs will not be permitted in existing contracts on or after May 27, 2003.

2. This action does not affect any monies currently invested in GROs. At the end of the selected guarantee period, you may renew into any GRO or variable options available at that time.

3. Any monies currently invested in the Systematic Transfer Option (STO) or Dollar Cost Averaging (DCA) programs allocated to GROs are not affected.

4. Monies may continue to be invested in the STO or Money Market DCA programs if allocated to the variable options.

5. Systematic contributions (or PAC payments) received on or after May 27, 2003 allocated to the GROs will not be invested in the GROs. You will be contacted to determine how you want to reallocate these contributions.

This supplement also suspends temporarily all references to the GRO Accounts, Market Value Adjustment and Adjusted Account Value contained in the prospectus.